                                                                    EXHIBIT 99.1

CVEO Corporation f/k/a Converse Inc.
Shedule of Cash Receipts & Disbursements Form MOR1
$=thousands

                                                       Actual        Actual        Actual        Actual       Actual       Total
                                                      1/22-1/27     1/28-2/24     2/25-3/31     4/1-4/30     5/1-5/31     1/22-5/31
                                                      -----------------------------------------------------------------------------
                                                         JAN           FEB           MAR           APR          MAY
CASH RECEIPTS:
Domestic Accounts                                         2,413         5,887      10,008         14,007      1,187        33,502
Outlet Stores                                               255         1,227       1,533          1,495        105         4,615
Int'l Distributors                                        2,315         1,555       6,839          5,038                   15,747
                                                              -             -           -              -                        -
                                                              -             -           -              -                        -
                                                              -             -           -              -                        -
                                                              -             -           -              -                        -
Royalty Receipts                                            119         2,411         385          1,074                    3,989
Other Receipts                                                            127         116              9        196           448

   TOTAL RECEIPTS                                         5,102        11,207      18,881         21,623      1,488        58,301

DISBURSEMENTS:
Accounts Payable
   Raw Materials                                             69           188         111             21                      389
   Duties/Customs                                            96           745         903            380                    2,124
   Other Disbursements                                       14           920       1,549          1,436      2,569         6,488
   Traffic                                                   45           416         584            276                    1,321
   Advertising/Mktg                                           -           287          75             22                      384
   Player Contracts                                           -            59          42              -                      101
   Rent                                                       -           252         268            258                      778
   Capital Expenditures                                       -             -           -              -                        -
   Income/Frchise Tax Pmts                                    -             -           -              -                        -
   Float Adjustment                                        (224)         (780)        214            181                     (609)
                                                                                                                                -
Total Accounts Payable                                        -         2,087       3,746          2,574      2,569        10,976
                                                                                                                                -
Foreign Fnshd Gds-L/C                                     1,141         6,738       7,665          3,909                   19,453
FFG-Open Acct                                                 -             -           -              -                        -
Payroll                                                       -         1,605       2,484          1,526      3,062         8,677
Tax Payments                                                317         1,053       1,264            802        511         3,947
                                                              -             -           -              -                        -
                                                              -             -           -              -                        -
Japan                                                         -            19         113              -                      132
Singapore                                                     -            96          62             61                      219
Other                                                       224           853       1,190            591                    2,858

                                                       Actual        Actual        Actual        Actual       Actual       Total
                                                      1/22-1/27     1/28-2/24     2/25-3/31     4/1-4/30     5/1-5/31     1/22-5/31
                                                      -----------------------------------------------------------------------------
                                                         JAN           FEB           MAR           APR          MAY
Restructuring Fees                                            -            65          52            163        149           429

   TOTAL CASH
     DISBURSEMENTS                                        1,682        12,516      16,576          9,626      6,291        46,691
                                                      -----------------------------------------------------------------------------
NET CASH REC/DSB
BEFORE BA FIN                                             3,420        (1,309)      2,305         11,997     (4,803)       11,610
                                                      -----------------------------------------------------------------------------
ADD  BA FINANCING                                         1,119         6,583       7,529            981                   16,212

LESS BA MATURITY                                            473         2,343       4,921         19,175                   26,912
                                                      -----------------------------------------------------------------------------
NET CASH REC/DSB
AFTER BA FINANCING                                        4,066         2,931       4,913         (6,197)    (4,803)          910
                                                   M
-------------------------------------------------     -----------------------------------------------------------------------------
                                                   T
Proceeds Sale of Assets                            W                                                         92,500        92,500
                                                   Th
PAYROLL BKDWN.                                     F          -             -           -              -
(ACHed prior day                                              -             -           -              -
for value..)                                                  -             -           -              -
                                                              -             -           -              -
                                                              -             -           -              -

INTEREST/FEES;
   BANKS                                                     19           325         677            664                   1,685
   NOTEHOLDERS                                                            370         877            147        369        1,763
   CONVERTIBLE NOTES                                                                                   -                       -
   DIP FEE                                                                            393            250                     643
                                                                                                                               -
BT Loan Payoff                                                              -           -              -     37,039       37,039
Secured Notes Payoff                                                                                         23,906       23,906
REVOLVER BALANCE                                         34,983        32,747      29,781         37,039          -            -
CASH BALANCE                                                                                                 26,383       26,383
LETTERS OF CREDIT
          ADD:                                                -         3,397       4,542          1,747                   9,686
          SUBTRACT:                                       1,140         6,736       7,756          3,818                  19,450
TOTAL L/C                                                 9,099         5,760       2,546            477                     477

BA REFINANCING
          ADD:                                            1,119         6,583       7,529            981                  16,212
          SUBTRACT:                                         473         2,342       4,920         19,174                  26,909
TOTAL B/A REFI                                           11,345        15,584      18,193              -                       -

STANDBY L/C                                                 828           828         828            828        919          919

TOTAL LINE UTILIS./CASH BALANCE                          56,255        54,920      51,348         38,344     25,464       25,464
                                                      -----------------------------------------------------------------------------

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED BALANCE SHEET
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor)
MAY 2001
PRELIMINARY


                                                                             Adjusted Balance
                                                                                 5/31/01
                                                                         -------------------------

ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                                          27,788,007
     Accounts receivables                                                                1,545,013
     Receivable from subsidiaries                                                                -
     Inventories                                                                           271,566
     Prepaid expenses and other current assets                                           1,162,733
                                                                         -------------------------
               Total current assets                                                     30,767,319

Net property, plant and equipment                                                        5,110,905
Investment in subsidiaries                                                                       -
Other assets                                                                             8,146,309
                                                                         -------------------------
                                                                                        44,024,533
                                                                         =========================




LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIENCY)
Current liabilities:

     Credit facility                                                                             0
     Current portion long-term debt                                                     79,001,468
     Notes payable                                                                        (107,888)
     Accounts payable                                                                   35,003,195
     Accrued expenses                                                                   13,686,190
     Income taxes payable                                                                6,495,097
                                                                         -------------------------
          Total current liabilities                                                    134,078,062

Current assets in excess of reorganization value                                        23,200,246


Stockholders' equity (deficiency):
     Common stock                                                                       17,553,048
     Additional paid in capital                                                          4,436,788
     Unearned compensation                                                                (131,699)
     Retained deficit                                                                 (134,633,476)
     Cumulative currency translation adjustment                                           (478,436)
                                                                         -------------------------
           Total stockholders' equity (deficiency)                                    (113,253,775)
                                                                         -------------------------
                                                                                        44,024,533
                                                                         =========================



Preliminary, subject to audit adjustments for Purchase Price adjustments

CVEO CORPORATION f/k/a CONVERSE INC. CONSOLIDATED INCOME STATEMENT
CVEO Corporation f/k/a Converse Inc.(debtor) and subsidiaries (non-debtor) MAY 2001
PRELIMINARY




                                                                  -------------------------------------
                                                                    Month of May 2001     YTD May 2001
                                                                  -------------------------------------
Net revenue                                                              1,580            65,974,912
Cost of sales                                                          (25,067)           50,022,631
                                                                  -------------------------------------
Gross profit                                                            26,647            15,952,281

Selling, general and administrative expenses                         1,217,246            13,814,806
Royalty income                                                          (9,090)            5,585,939
Restructuring and other unusual charges                                560,479             2,804,190
                                                                  -------------------------------------

Earnings from operations                                            (1,760,168)            4,919,224

Interest expense                                                     3,393,175             9,599,636
Other (income) expense, net                                            280,311             2,449,512
                                                                  -------------------------------------

Net income before income tax                                        (5,433,654)           (7,129,924)

Income tax expense                                                      27,829               909,752
                                                               -------------------------------------

Net income                                                          (5,461,483)           (8,039,676)
                                                               =====================================

Preliminary, subject to audit adjustments for Purchase Price adjustments

                                       4